THRIVENT VARIABLE INSURANCE ACCOUNT B

Supplement to the Prospectus

dated July 1, 2019

The following is added to the end of the “Sales and Other Agreements” section:

We and the principal underwriter of the Contracts have entered, and may enter, into selling agreements with broker-dealers that are unaffiliated with us (“Selling Firms”). The financial professional in a transaction through a Selling Firm is a registered representative of the Selling Firm, and an appointed insurance producer of Thrivent Financial. The following paragraphs describe how payments are made by us to unaffiliated Selling Firms.

The terms of any agreement governing compensation may vary among Selling Firms. The prospect of receiving, or the receipt of, compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the Contracts over other variable contracts (or other investments) with respect to which the Selling Firms do not receive compensation, or receive lower compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts.

The maximum commission we pay to Selling Firms is 100% of premiums. The registered representative typically receives a portion of the compensation we pay to the Selling Firm, based on the agreement between the Selling Firm and its registered representative. You may ask registered representatives how they will be personally compensated.

The compensation described above is not charged directly to you or your Contract. The compensation is paid from our resources, which include fees and charges imposed on your Contract.

The date of this Supplement is September 26, 2019.

Please include this Supplement with your Prospectus.

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